UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2010
JOHN B. SANFILIPPO & SON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification Number)
1703 North Randall Road, Elgin, Illinois 60123-7820
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.
On May 21, 2010, pursuant to a purchase agreement (the “Purchase Agreement”) with Orchard Valley Harvest, Inc. (“OVH”), John B. Sanfilippo & Son, Inc. (the “Company”) completed its acquisition of certain assets and assumption of certain liabilities of OVH comprising substantially all of OVH’s operations. To purchase the assets of OVH, the Company paid $32.8 million in cash funded from excess availability in the Company’s bank credit facility with Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC) and Burdale Financial Limited. As of the date this report was filed, the purchase price may be increased up to $10.1 million, contingent upon performance of the acquired business for the 2010 and 2011 calendar years, as more specifically described in the Purchase Agreement. OVH is one of the nation’s leading suppliers of branded and private label nut and dried fruit products in the produce category.
The foregoing description of certain provisions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The Purchase Agreement and the description above have been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. The Purchase Agreement contains representations, warranties and covenants of the Company, on the one hand, and OVH, on the other hand, made for the benefit of the other and negotiated by the parties as of a specified date to govern the contractual rights and relationships, and allocate risks, between the parties in relation to the acquisition. The assertions embodied in those representations and warranties and the obligations embodied in those covenants are subject to contractual standards of knowledge and materiality and/or are modified or qualified by information in the confidential disclosure schedules delivered to the Company. They are not intended to provide any other factual information about the Company or OVH without consideration to the entirety of public disclosure set forth in public reports, statements and other filings the Company makes with the Securities and Exchange Commission (“SEC”). Business and operational information regarding the Company is available in the reports, statements and other filings the Company makes with the SEC.
ITEM 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(b) Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(d) Exhibits
The following is included as an exhibit to this report:

Exhibit
Number	Description
10.1	Purchase Agreement by and between John B. Sanfilippo & Son, Inc. and Orchard Valley Harvest, Inc. dated May 5, 2010, and signed by Stephen J. Kerr, John Potter and Matthew I. Freidrich, solely as the Trustee of the Payton Potter 2007 Irrevocable Trust (incorporated by reference from John B. Sanfilippo & Son, Inc.’s Current Report on Form 8-K filed on May 11, 2010).*

*	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of the exhibits and schedules are contained within the Purchase Agreement. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
May 27, 2010	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer and Group President

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Purchase Agreement by and between John B. Sanfilippo & Son, Inc. and Orchard Valley Harvest, Inc. dated May 5, 2010, and signed by Stephen J. Kerr, John Potter and Matthew I. Freidrich, solely as the Trustee of the Payton Potter 2007 Irrevocable Trust (incorporated by reference from John B. Sanfilippo & Son, Inc.’s Current Report on Form 8-K filed on May 11, 2010).*

*	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of the exhibits and schedules are contained within the Purchase Agreement. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.